Exhibit (99)


                        UNICOM DIRECTIONS

             Recommitment, Restructuring And Renewal


Corporate Purpose

     In response to the Illinois Restructuring Act and to increasing competition in the electric industry, Unicom will recommit itself to improving operations, restructuring its finances and operations and renewing its competitive and cultural focus. Our goal is to maximize shareholder value from the regulated assets of our Commonwealth Edison subsidiary, while delivering a 20 percent rate reduction through the transition period to residential customers, and to grow value through the operations of our unregulated subsidiaries, strategic alliances and acquisitions. To that end, we seek to be one of the nation's most effective operators of regulated energy delivery systems, one of its most effective operators of nuclear power plants and the Midwest's leading retail supplier of electricity, natural gas and energy services.
     This plan will serve as a clear but fluid statement of direction, a concise record of accomplishments and a basis for holding management accountable for future performance. It will be reviewed regularly and modified as required to address developments in the marketplaces and regulatory systems in which we operate.

Recommitment

Objective 1

We will provide a reliable supply of electricity as the competitive marketplace evolves and improve the efficiency, dependability and quality of our delivery service.

     The Illinois Restructuring Act heralds the development of a competitive electricity generation market and will change the role of utilities in maintaining reliability. Traditionally, ComEd has been responsible for providing both adequate supply and reliable delivery. In the future, ComEd will continue to be obligated to provide a reliable delivery system. However, we will be obligated to provide adequate supply only for those customers we continue to serve under tariffs for electricity, but not for those customers who choose to rely upon the marketplace.
     Until the competitive marketplace is functioning well, ComEd must provide both an adequate supply and reliable delivery of electricity-a challenge that has been particularly acute this summer. The combination of severe thunderstorms, hot weather and equipment outages on our system and neighboring systems have threatened shortfalls and caused public outcry. The capacity situation should improve next year when generating stations that are currently out of service are brought back on line. However, the capacity situation will remain tight until new entrants build additional generating capacity. To that end, Unicom must do all that it can to promote the development of a competitive generation marketplace so that the burdens and opportunities of maintaining adequate supplies can be shifted to the marketplace. Unicom Directions
Page 2


     The transmission and distribution business of the future will be a regulated delivery business with limited opportunities for earning above a stated return through performance-based rate making. The key to success in this business will be to meet customers' changing expectations while reducing costs. While the frequency and duration of ComEd service interruptions compare favorably against other utilities nationwide, we must develop cost effective improvements.


Milestones Achieved

Capacity & Supply

1. The Quad Cities nuclear station was returned to service adding 1183 mw of capacity for the summer of 1998. Eight of ComEd's 10 nuclear units are now available for this summer.

2. ComEd's fossil capacity is in its best condition in many years. Since 1994, we have spent more than $500 million to improve performance, increase output, and enhance reliability of our coal-fired plants. We have completed work at Joliet 6; Joliet 7 & 8; Fisk 19; Waukegan 6, 7,& 8; Powerton 5, and Crawford 7 & 8. An increase in capacity of 400 mw was obtained through these efforts.

3. ComEd has purchased over 3,800 mw of replacement power for June and over 4,200 mw of replacement power for July and August. In addition, we have reserved over 3,000 mw of firm transmission capacity, along with over 1,000 additional mw of non-firm transmission capacity to serve our customers this summer.

4. ComEd installed 100 mw of portable peaking generators at key substations and also installed 80 portable cooling towers at Dresden Station to manage potential summer water temperature limitations.

5. ComEd has supplemented its right to interrupt more than 300 mw of load under certain conditions through service agreements by paying customers to voluntarily interrupt another 400 mw.

Transmission & Distribution

6. ComEd spent over $350 million on transmission and distribution capacity upgrades during 1997 and the first half of 1998, outspending the majority of utilities in its peer group.

7. ComEd installed two synchronous condensers at Zion Station to improve system stability and power import capability in the northern quadrant of our service territory.
Unicom Directions
Page 3


Milestones Achieved (cont'd)

Market Development


8. ComEd worked extensively with the Chicago Board of Trade to assist in developing tradable instruments to help hedge risk in the emerging wholesale and retail power markets. The new instrument, known as the "ComEd Contract", is expected to begin exchange trading later this summer.

9. ComEd has evaluated and published a list of preferable sites for the installation of new generation in Northern Illinois.


Milestones Ahead

Capacity & Supply

1. We must keep the lights and air conditioners on. We must do everything possible to prevent firm service interruptions due to capacity limitations.

2. We must return LaSalle 1 to service in the third quarter of 1998 and LaSalle 2 in the first quarter of 1999.

3. We must enhance load curtailment rates and establish programs to incent customers to reduce load during peak periods.

Transmission & Distribution

4. We must meet the needs of the City of Chicago and the other communities we serve by improving our distribution delivery service. In spite of ComEd's record of continuous improvement, consumer expectations continue to rise and we must keep pace with that trend without increasing customer rates.

5. We must improve our ability to respond to customers' questions regarding service interruptions and power quality.

6.   We must complete the design and installation of the Lockport
  - Lombard - Plano 345kv transmission line to improve power transfer capability within the ComEd System.
Unicom Directions
Page 4


Milestones Ahead (cont'd)


Market Development

7.   We must gain approval of and implement the Midwest
  Independent System Operator (ISO) which will enhance reliability by providing control of transmission operations over a larger area.

8. We must assist those who wish to build new generation in connecting to our transmission facilities. This includes expedited interconnection analysis and the potential sale of ComEd owned land for the siting of such facilities.

9. We must actively and aggressively explore opportunities with third parties to develop a Midwest (preferably Chicago-based) real-time cash electricity exchange. This exchange would complement the CBOT futures contract, thus insuring Chicago's place as a center of electricity open market development.


Objective 2

We will become a top quartile operator of competitive nuclear plants by insisting that each plant produce power safely and economically.

     During the 1960s and 1970s, ComEd committed itself to 13 units-the largest nuclear power program in the United States. Nuclear power plants present unique political, regulatory and operating challenges. ComEd did not meet those challenges as well as others in the industry, which was the principal reason for ComEd's falling short (by some $5 billion) in earning its allowed return on equity over the past decade.
     ComEd cannot serve its customers well and Unicom cannot serve its shareholders well without radical improvements in the operation of its nuclear fleet. These improvements must come simultaneously with an ever-improving record of meeting the Nuclear Regulatory Commission's (NRC) requirements and an ever-improving record of performance by the Institute of Nuclear Power Operators' (INPO) standards. Passionate commitment to performance must be accompanied by coldly objective analyses of the market value of the potential nuclear unit output: those units that cannot produce power safely at a cost below the competitive market price will be shut down.
Unicom Directions
Page 5


Milestones Achieved

1. A new management team is in place with the authority, experience, budget and unambiguous responsibility to improve operations.

2. The Quad Cities units were returned to service and the LaSalle training program was re-accredited.

3. For the first six months of 1998, all Nuclear Generation Group (NGG) operating units are ahead of target:
      To date in 1998, we are exceeding the projected capacity factor by 4.8% (51.5% compared to 46.7%).
      Braidwood's capacity factor year-to-date is 98.3%. Braidwood unit 1 is in its longest continuous run. Dresden's capacity factor year-to-date is 73.5% -- and expected to continue to improve.

4. The Zion units were shut down in January 1998 after determining that required equipment modifications would not enable the plant to be cost competitive.

5. Planned outage performance for the NGG this year has improved significantly:
      Byron 1 successfully replaced its steam generators Byron 2 completed the shortest refueling outage in its history
      Dresden 2 also completed its shortest refueling ever

6. We redesigned processes to increase productivity and performance while decreasing the workforce. The number of contractors has been reduced from 3,900 to 2,050 and streamlining the Downers Grove administrative group will reduce staff from 1,075 to 750 .


Milestones Ahead

1. We must bring all 10 of ComEd's nuclear units back to 18- to 24-month operating cycles, without regulatory shutdowns, by 1999.

2. We must achieve capacity factors at all ten units of 80% or greater by the year 2001.

3. We must achieve top quartile operational performance as measured by the INPO index for all stations by 2001.
Unicom Directions
Page 6


Milestones Ahead (cont'd)

4. We must demonstrate consistent improvement in NRC evaluations of the operation and material condition of our plants by reversing the declining trend at Quad Cities and receiving permission to restart LaSalle. We must also improve operations at Dresden and LaSalle so that their performance warrants removal from the NRC's watch list.

5. We must operate our nuclear plants safely at costs below the average market price of electricity, or shut them down.

Restructuring

Objective 3

We will refocus ComEd's generation business by offering to sell a substantial portion of our fossil generation with safeguards to assure continued availability.

     ComEd currently operates 9,400 mw of nuclear plants with a book value of $9 billion, 5,600 mw of coal-fired plants with a book value of $1.1 billion, and 4,100 mw of oil and gas-fired generation. We believe the market value of our coal-fired generation facilities is greater than their book value and greater than the value that we could realize through continued ownership. We intend to sell most or all of these units. This sale will accomplish three goals: first, to raise cash for new investments, which are more likely to fulfill our corporate purpose; next, to facilitate the development of a competitive wholesale market (thereby implementing the Illinois Restructuring
Act); and finally, to accrue accounting gains which will offset
the further amortization or write-down of our nuclear fleet.   We
intend to condition the sale upon short-term power purchase contracts and call options to assure availability. We expect to retain Collins Station and our peaking units, which will support the network with 4,100 mw and prove a valuable adjunct to the
operation of Unicom's nuclear fleet.   These retained assets will
be continuously evaluated as the new market evolves.
     While this decision implies a departure from the commodity generation market, where national and international competitors have a likely edge, we expect to invest some of the proceeds in distributed generation where customer relationships can provide a competitive advantage.

Milestones Achieved

1. The Illinois Restructuring Act permits the sale of utility-owned generating plants as long as supply reliability is not impaired and permits utilities to write-down other assets consistent with generally accepted accounting principles.
Unicom Directions
Page 7


Milestones Achieved (cont'd)

2. ComEd pioneered the sale of generation facilities in this market by selling its State Line and Kincaid stations subject to power purchase agreements.


Milestones Ahead

1. We must design a sale process that will make it possible to conclude a transaction upon acceptable terms in 1999.

2. We must establish short-term power purchase agreements with the new owner that will cover the period until all customers have choice. These power purchase agreements may also include call options on the full output of the generating stations.

3. We must work with union leadership to determine sale provisions that will provide as many opportunities for employees as possible, while obtaining maximum value for the coal plants.

4. We must develop severance and early retirement plans for employees who will not be continuing employment with the new owner.

5. We must establish incentive plans to maintain our focus on adhering to high operating standards during this transition period.


Objective 4

We will deliver competitive earnings while restructuring the balance sheet to reflect the realities of the marketplace and the duration of our transition charges.

  ComEd provides nearly all of Unicom's net income and will continue to do so for the next several years as Unicom invests in new unregulated activities. However, the Illinois Restructuring Act requires ComEd to reduce rates resulting in revenue reductions of an estimated $160 million in 1998 and $400 million in 1999 and caps ComEd's rates until January 1, 2005. Therefore, Unicom must cut costs and improve operations to earn reasonable returns over the next few years and maintain its dividend.
Unicom must also adopt a strict approach to resource allocation, continuously assess the economic viability of each of its activities and pursue opportunities which prove profitable while exiting ventures which prove unrewarding. The fossil plant sale and operating efficiency improvements should enhance earnings over the next several years and make mergers and acquisitions more attractive to shareholders. Unicom will continue to evaluate these opportunities. By the end of the transition period provided by the Restructuring Act, our nuclear investment must correlate with its potential market value. Over $9 billion is now on the books for these plants and market prices are unlikely to allow for full recovery of this investment.
Unicom Directions
Page 8


Milestones Achieved

1. The Illinois Restructuring Act provides a transition period for the introduction of retail competition, transition charges to recover some of ComEd's fixed costs, and provisions for the issuance of bonds backed in part by those charges to reduce capital costs.

2. ComEd has filed an application to issue $3.4 billion in new securities backed by a stream of future revenues, which will drive down our cost of capital by refinancing existing higher cost debt and equity securities.

3. Under recent SEC guidelines ComEd, in the second quarter 1998, declared certain nuclear assets impaired, wrote down those assets by $2.6 billion and set up a corresponding regulatory asset to be amortized over the transition period. A similar action was taken with respect to $500 million of fossil generation assets. In addition to the impairment write-down, current rates of nuclear depreciation less capital improvements should reduce the nuclear investment base by over $2.5 billion through the transition period. The result will be book values that reflect anticipated market values at the end of the transition period.

Milestones Ahead

1. We expect to reduce operating and maintenance expenses by $200 million this year compared to last year, including Zion and NGG workforce reductions and internal savings initiatives (e.g., Unicom Competes).

2.   We must obtain a funding order from the Illinois Commerce
  Commission and successfully issue $3.4 billion in asset-backed securities prior to year-end 1998.

3. We must achieve earnings per share of $3.00 in 2000 and maintain a common dividend of $1.60 per share.

4. We must reduce ComEd operating and maintenance expenses by $200 million and annual capital expenditures by $100 million by 2001. Fuel and purchased power expenses must be reduced by more than $300 million by 2001 principally as a result of improved nuclear capacity factors.
Unicom Directions
Page 9


Milestones Ahead (cont'd)

5. We must better align corporate financial performance with shareholder interests. The shareholder value added (SVA) performance measurement, which is now being piloted in the fossil division, will be used in all business units in 1999.

6. We must apply comprehensive benchmarking techniques to promote continuous improvement throughout the company.


Renewal

Objective 5

We will market a diverse portfolio of products and services to become the Midwest's leading retail supplier of electricity, natural gas and energy services.

     With the passage of the Illinois Restructuring Act, Unicom's retail energy business is poised to become the third leg of our plan, along with ComEd's T&D and nuclear operations. We will provide our customers with innovative products and services ranging from energy management to distributed generation and microturbines. While our focus will be in the Midwest, we may market certain products and services in other regions of the U.S. and, potentially, internationally. International markets for microturbines may be especially attractive. We also will explore strategic alliances and acquisitions to complement and enhance our existing business lines.


Milestones Achieved

1. Unicom Energy Services (UES) has formed an alliance with AlliedSignal to market its microturbine in 12 Midwestern states, Ontario, Canada and Puerto Rico.

2. UES entered into a joint venture with Sonat Inc. to market natural gas in Illinois and Michigan as well as other states. We have customers under contract for a total annualized billing value of nearly $60 million and are on target with our business plan, which projects gross margins in the Chicago market of $1 million in the first year.

3. The Unicom Active Energy Management System, which monitors gas, electric and water usage on a real-time basis, is being utilized in Hyatt Hotels in Illinois and California. More than 30 Dominick's Finer Food Stores are installing these systems this summer. Other customers include Ford, Nestle and Kohl's Department Stores.
Unicom Directions
Page 10


Milestones Achieved (cont'd)

4. The Energy Solutions Group is a performance contracting business that today is the market share leader in Northern Illinois. We are doing major work in the governmental sector, including contracts with the Great Lakes Naval Base, Argonne National Laboratory and Fermi Laboratory. We expect to be profitable in this line of business in 1998.

5. We are the principal partner with McDonald's Corporation in developing the Energy Efficient McDonalds, which will feature the Unicom Energy Services / AlliedSignal TurboGenerator and the
  Unicom Active Energy Management System.


Milestones Ahead

1. We must reach annual sales levels of $500 million dollars and profit in excess of $50 million over the next three years for both existing unregulated product lines and new retail ventures.

2. We must obtain a minimum 15% share of the competitive market for non-tariffed electricity and gas in the Midwest over the next 5 to 7 years.

3. We must become the provider of choice in the emerging competitive market by offering a customer focused range of products, services and price options and improving our approach to service through enhanced database and real time information to be provided by the Customer Information Management System (CIMS).

4. We must restructure our commercial operations into three customer units: residential, mid-market, and large industrial and commercial. This structure will enable us to focus on customer needs and profitability.

5. We must reposition Unicom Thermal (UT Holdings) as a part of Unicom Energy Services' product portfolio. We will streamline the infrastructure, drive down overhead and selectively pursue only those projects that have competitive returns.

6. We must provide state-of-the-art customer-based distributed generation which encompasses industrial co-generation and microturbines.
Unicom Directions
Page 11


Objective 6


We will transform the culture of the Unicom Companies to achieve higher performance, increased accountability, superior customer focus and greater diversity.

     The corporate culture of today's Unicom is dominated by the ComEd heritage -- a tightly regulated, technically proficient, honest and hard-working lineage. Among the many virtues of this culture is an exceptional ability to rise to meet a crisis. However, the combination of regulated operations and entrepreneurial activity springing from the Illinois Restructuring Act will require a higher level of performance, more innovation, increased customer focus and new ways of working with and rewarding our people. The evolving marketplace will require adaptability and a willingness to adjust to multiple demands, shifting priorities and rapid change. We also may see different cultures evolving among the ComEd nuclear organization, the regulated ComEd T&D organization and the newer more entrepreneurial activities of other Unicom subsidiaries.
     Beyond this, we operate in one of the most diverse and dynamic regions of the United States. We have the opportunity to develop a workforce that represents, at all levels, the talents of the many groups that make up our society and our customer base. Dealing with all of the opportunities and challenges that face us requires new approaches and perspectives that are best obtained by having a diverse work group.


Milestones Achieved

1. We created a smaller and more functional executive management team.

2. The Nuclear Generation Group is already demonstrating improved performance and accountability.

3. We have enhanced the link to shareholder value with non-qualified stock option programs.

4. In August 1998, we will deliver a 15 percent rate reduction for residential customers in accordance with the Illinois
  Restructuring Act.

5. There is more focus on measurable, quantifiable "line of sight" targets in the annual incentive program.

6. Our TeamFest and Unicom Competes initiatives have established a platform for continuous improvement through teamwork, operating efficiencies and cost reduction targets.

Unicom Directions
Page 12


Milestones Ahead

1. We must combine our continuous improvement, teamwork and benchmarking initiatives and align rewards with performance goals for individuals, business units and the Company.

2. We must increase equity holdings of corporate officers and other executives through formal stock ownership guidelines effective January 1999.

3. We must establish clear goals and management incentives to recruit and retain qualified minority and female representation at senior levels and throughout the Company, making diversity one of Unicom's corporate values.

4. We must aggressively develop ways to secure the involvement of all employees including Local 15 in transforming the culture and finding new and creative ways to help Unicom compete and grow.

5. We must build credibility by honoring commitments internally and externally and developing an exemplary record of compliance with the open access, code of conduct, reliability and affiliate transaction rules established by the FERC and the Illinois Commerce Commission.

6. We must experiment with new methods of reducing the environmental burdens of the electricity business, particularly those that enhance the efficient use of electricity.

7. We must provide development opportunities for employees to acquire the tools they will need in the new environment and ensure an ongoing, open two-way communication with shareholders, customers, and employees.


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PLEASE NOTE: Except for historical information, the information in this document constitutes forward-looking statements. Forward-looking statements are inherently uncertain and subject to risks and should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Please refer to the Company's Periodic Report on Form 8-K filed July 6, 1998 for a discussion of factors that could affect the actual results or experience.